Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Vice President, Investor Relations
Elisabeth A. Heiss, Manager, Investor Relations
(617) 796-8245
www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports Second Quarter 2011 Results

Newton, MA (July 28, 2011).  Five Star Quality Care, Inc. (NYSE: FVE) today announced its financial results for the quarter and six months ended June 30, 2011.

Second Quarter 2011 Financial Highlights:

•                  Total revenues for the second quarter of 2011 increased 3.4% to $312.6 million from $302.3 million for the same period in the previous year.

•                  Income from continuing operations for the second quarter of 2011 was $6.3 million compared to $8.0 million for the same period in the previous year.

•                  Income per share from continuing operations for the second quarter of 2011 was $0.17 per share, basic and diluted, compared to $0.22 and $0.21 per share, basic and diluted, respectively for the same period in the previous year.

•                  Income from continuing operations for the second quarter of 2011 includes acquisition costs of $1.2 million, or $0.03 per share, basic and diluted.  Income from continuing operations for the second quarter of 2010 included certain items that, in aggregate, increased our earnings by $561,000, or $0.02 and $0.01 per share, basic and diluted, respectively. These items were a $418,000 gain on early extinguishment of debt and a $143,000 net gain on our UBS put right related to auction rate securities.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the second quarter of 2011 was $11.9 million compared to $12.7 million for the same period in the previous year. As discussed above, EBITDA for the second quarter of 2011 included acquisition costs of $1.2 million and EBITDA for the second quarter of 2010 included items that, in aggregate, increased our earnings by $561,000. EBITDA excluding these items was $13.1 million and $12.1 million in the second quarter of 2011 and 2010, respectively.  A reconciliation of income from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA for the quarters ended June 30, 2011 and 2010 appears later in this press release.

Second Quarter 2011 Operating Highlights (Senior Living Communities):

•                  Senior living occupancy for the second quarter of 2011 was 85.2% compared to 86.3% for the same period in the previous year.

•                  Senior living average daily rate for the second quarter of 2011 increased by 2.9% to $150.73 from $146.54 in the same period in the previous year.

•                  The percentage of senior living revenues derived from residents’ private resources for the second quarter of 2011 decreased to 72.0% from 72.6% for the same period in the previous year.

•                  For those senior living communities that we operated continuously since April 1, 2010 (comparable communities), occupancy for the second quarter of 2011 was 85.1% compared to 86.3% for the same period in the previous year.

•                  The average daily rate at comparable communities for the second quarter of 2011 increased by 3.5% to $151.65 from $146.54 in the same period in the previous year.

Year to Date Financial Highlights:

•                  Total revenues for the six months ended June 30, 2011 increased 3.3% to $620.9 million from $601.2 million for the same period in the previous year.

•                  Income from continuing operations for the six months ended June 30, 2011 was $12.0 million compared to income from continuing operations of $12.6 million for the same period in the previous year.

•                  Income per share from continuing operations for the six months ended June 30, 2011 was $0.33 and $0.32 per share, basic and diluted, respectively, compared to $0.35 and $0.34 per share, basic and diluted, respectively, for the same period in the previous year.

•                  Income from continuing operations for the six months ended June 30, 2011 includes acquisition costs of $1.3 million or $0.03 per share, basic and diluted.  Income from continuing operations for the six months ended June 30, 2010 included certain items that, in aggregate, increased our earnings by $560,000, or $0.02 and $0.01 per share, basic and diluted, respectively. These items were a $418,000 gain on early extinguishment of debt and a $142,000 net gain on our UBS put right related to auction rate securities.

•                  EBITDA for the six months ended June 30, 2011 was $22.4 million compared to $21.6 million for the same period in the previous year. As discussed above EBITDA for the six months ended June 30, 2011 included acquisition costs of $1.3 million and EBITDA for the six months ended June 30, 2010 included certain items that, in aggregate, increased our earnings by $560,000. EBITDA excluding these items was $23.6 million and $21.1 million in the six months ended June 30, 2011 and 2010, respectively.  A reconciliation of income from continuing operations determined in accordance with GAAP to EBITDA for the six months ended June 30, 2011 and 2010 appears later in this press release.

Other Highlights:

During the second quarter of 2011, we acquired two senior living communities containing 197 living units located in Indiana for $40.4 million, excluding closing costs, and one senior living community containing 116 living units located in Arizona for $25.6 million, excluding closing costs.

During the second quarter of 2011, we commenced leasing five senior living communities from Senior Housing Properties Trust [NYSE: SNH] with a total of 596 living units located in three states. We also began to manage 10 senior living communities for the account of SNH with a total of 824 living units located in three states.

On June 21, 2011, we issued 11,500,000 of our shares of common stock, par value $0.01 per share, in a public offering, raising net proceeds of approximately $54.1 million.  We used the proceeds from this offering to repay outstanding borrowings under a bridge loan that SNH had extended to us to fund a portion of the cash purchase price of the Indiana communities.

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Conference Call:

On July 28, 2011 at 10:00 a.m. Eastern Daylight Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Paul V. Hoagland, Treasurer and Chief Financial Officer, will host a conference call to discuss the second quarter financial results.  Following the Company’s remarks, there will be a question and answer period.

The conference call telephone number is (800) 230-1092.  Participants calling from outside the United States and Canada should dial (612) 288-0329. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. Eastern Daylight Time Thursday, August 4, 2011. To hear the replay, dial (320) 365-3844.  The replay pass code is 179317.  A live audio webcast of the conference call will also be available in a listen only mode on the Company’s website at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the Company’s website about five minutes before the call.  The archived webcast will be available for replay on the Company’s website for about one week after the call.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star operates 228 senior living communities with 24,004 living units located in 29 states including: 27 communities (2,413 living units) that are owned; 191 communities (20,767 living units) that are leased; and 10 communities (824 living units) that are managed.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two leased rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

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FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except share data)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Revenues:
Senior living revenue	$266,066	$257,306	$529,445	$512,521
Rehabilitation hospital revenue	26,337	25,109	51,962	49,161
Institutional pharmacy revenue	19,573	19,913	38,910	39,490
Management fee revenue (including $562 of reimbursed costs incurred on behalf of managed communities)	587	—	587	—
Total revenues	312,563	302,328	620,904	601,172

Operating expenses:
Senior living wages and benefits	133,570	128,076	263,907	254,155
Other senior living operating expenses	61,143	58,614	124,390	120,847
Costs incurred on behalf of managed communities	562	—	562	—
Rehabilitation hospital expenses	23,445	22,960	47,498	45,617
Institutional pharmacy expenses	18,642	19,484	37,531	38,506
Rent expense	48,003	46,980	95,665	93,689
General and administrative	14,154	14,077	27,824	27,224
Depreciation and amortization	4,620	3,949	8,931	7,836
Total operating expenses	304,139	294,140	606,308	587,874

Operating income	8,424	8,188	14,596	13,298

Interest, dividend and other income	331	637	649	1,299
Interest and other expense	(870)	(813)	(1,371)	(1,472)
Acquisition related costs	(1,202)	—	(1,304)	—
Gain on investments in trading securities	—	4,187	—	4,856
Loss on UBS put right related to auction rate securities	—	(4,044)	—	(4,714)
Equity in income (losses) of Affiliates Insurance Company	46	(24)	83	(52)
Gain on early extinguishment of debt	—	418	1	418
Gain on sale of available for sale securities	51	—	127	—

Income from continuing operations before income taxes	6,780	8,549	12,781	13,633
Provision for income taxes	(441)	(560)	(820)	(1,053)
Income from continuing operations	6,339	7,989	11,961	12,580
(Loss) income from discontinued operations	(1,143)	164	(2,632)	(342)

Net income	$5,196	$8,153	$9,329	$12,238

Weighted average shares outstanding - basic	37,179	35,700	36,602	35,684

Weighted average shares outstanding - diluted	40,046	39,484	39,481	39,488

Basic income per share from:
Continuing operations	$0.17	$0.22	$0.33	$0.35
Discontinued operations	(0.03)	0.01	(0.07)	(0.01)
Net income per share - basic	$0.14	$0.23	$0.26	$0.34

Diluted income per share from:
Continuing operations	$0.17	$0.21	$0.32	$0.34
Discontinued operations	(0.03)	0.01	(0.07)	(0.01)
Net income per share - diluted	$0.14	$0.22	$0.25	$0.33

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in thousands, except share data)

(unaudited)

	June 30, 2011	December 31, 2010
Assets
Current assets:
Cash and cash equivalents	$43,158	$20,770
Accounts receivable, net of allowance	63,031	64,806
Investments in available for sale securities	19,954	13,854
Restricted cash	4,072	6,594
Prepaid expenses and other current assets	17,505	17,084
Assets of discontinued operations	12,436	12,857
Total current assets	160,156	135,965

Property and equipment, net	273,208	201,223
Equity investment in Affiliates Insurance Company	5,202	5,076
Restricted cash	3,712	14,535
Restricted investments in available for sale securities	12,445	3,259
Acquisition deposits	7,509	—
Goodwill and other long term assets	19,319	19,736
Total assets	$481,551	$379,794

Liabilities and Shareholders’ Equity
Current liabilities
Bridge loan from SNH	$9,000	$—
Other current liabilities	151,174	137,911
Total current liabilities	160,174	137,911

Mortgage notes payable	19,614	—
Convertible senior notes	37,282	37,905
Other long term liabilities	34,852	39,211
Shareholders’ equity - 47,557,362 and 36,019,864 shares issued and outstanding at June 30, 2011 and December 31, 2010	229,629	164,767
Total liabilities and shareholders’ equity	$481,551	$379,794

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Number of communities (end of period):
Leased and owned communities	218	209	218	209
Managed communities	10	—	10	—
Total number of communities	228	209	228	209

Number of living units (end of period):
Leased and owned communities	23,180	22,150	23,180	22,150
Managed communities	824	—	824	—
Total number of living units	24,004	22,150	24,004	22,150
Number of living units % growth	8.4%		8.4%

Occupancy (2)	85.2%	86.3%	85.4%	86.4%
Average daily rate (ADR)(2)	$150.73	$146.54	$151.38	$146.75
ADR % growth(2)	2.9%		3.2%

Percent breakdown of net senior living revenues:(2)
Medicaid(2)	12.6%	13.2%	12.7%	13.1%
Medicare(2)	15.4%	14.2%	15.7%	14.2%
Private and other sources(2)	72.0%	72.6%	71.6%	72.7%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues (2)	$266,066	$257,306	$529,445	$512,521
Senior living revenues % growth(2)	3.4%		3.3%

Senior living wages and benefits(2)	$133,570	$128,076	$263,907	$254,155
Senior living wages and benefits as a % of senior living revenues(2)	50.2%	49.8%	49.8%	49.6%
Other senior living operating expenses(2)	$61,143	$58,614	$124,390	$120,847
Other senior living operating expenses as a % of senior living revenues(2)	23.0%	22.8%	23.5%	23.6%
Community expenses (3) % growth	4.3%		3.5%

(1)	Excludes data for institutional pharmacy operations, rehabilitation hospital operations and discontinued senior living operations.
(2)	For owned and leased communities; excludes data for managed communities.
(3)	Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our condensed consolidated statement of income.

FIVE STAR QUALITY CARE, INC.

COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Six months ended
	June 30,(2)		June 30,(3)
	2011	2010	2011	2010

Number of leased and owned communities (end of period)	209	209	209	209
Number of leased and owned living units (end of period)	22,150	22,150	22,150	22,150

Occupancy	85.1%	86.3%	85.3%	86.4%
Average daily rate (ADR)	$151.65	$146.54	$152.00	$146.75
ADR % growth	3.5%		3.6%

Percent breakdown of net senior living revenues:
Medicaid	12.7%	13.2%	12.8%	13.1%
Medicare	15.6%	14.2%	15.8%	14.2%
Private and other sources	71.7%	72.6%	71.4%	72.7%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$262,829	$257,306	$525,268	$512,521
Senior living revenues % growth	2.1%		2.5%

Senior living wages and benefits	$132,291	$128,076	$262,212	$254,155
Senior living wages and benefits as a % of senior living revenues	50.3%	49.8%	49.9%	49.6%
Other senior living operating expenses	$60,408	$58,614	$123,433	$120,847
Other senior living operating expenses as a % of senior living revenues	23.0%	22.8%	23.5%	23.6%
Community expenses(4) % growth	3.2%		2.8%

(1)	Excludes data for institutional pharmacy operations, rehabilitation hospital operations, managed facilities and discontinued senior living operations.
(2)	Communities that we have operated continuously since April 1, 2010.
(3)	Communities that we have operated continuously since January 1, 2010.
(4)	Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our condensed consolidated statement of income.

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010

Independent and assisted living community revenue	$212,255	$203,176	$420,611	$404,946
Skilled nursing facility revenue	53,811	54,130	108,834	107,575
Total senior living revenue	$266,066	$257,306	$529,445	$512,521

Independent and assisted living community wages and benefits	$98,884	$93,183	$194,705	$184,882
Skilled nursing facility wages and benefits	34,686	34,893	69,202	69,273
Total senior living wages and benefits	$133,570	$128,076	$263,907	$254,155

Independent and assisted living community operating expenses	$48,320	$46,658	$98,254	$96,130
Skilled nursing facility operating expenses	12,823	11,956	26,136	24,717
Total other senior living operating expenses	$61,143	$58,614	$124,390	$120,847

(1)	Excludes data for managed communities and discontinued senior living operations.

COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

	Three months ended		Six months ended
	June 30,(2)		June 30,(3)
	2011	2010	2011	2010

Independent and assisted living community revenue	$209,018	$203,176	$416,434	$404,946
Skilled nursing facility revenue	53,811	54,130	108,834	107,575
Total senior living revenue	$262,829	$257,306	$525,268	$512,521

Independent and assisted living community wages and benefits	$97,605	$93,183	$193,010	$184,882
Skilled nursing facility wages and benefits	34,686	34,893	69,202	69,273
Total senior living wages and benefits	$132,291	$128,076	$262,212	$254,155

Independent and assisted living community operating expenses	$47,585	$46,658	$97,297	$96,130
Skilled nursing facility operating expenses	12,823	11,956	26,136	24,717
Total other senior living operating expenses	$60,408	$58,614	$123,433	$120,847

(1)	Excludes data for managed communities and discontinued senior living operations.
(2)	Communities that we have operated continuously since April 1, 2010.
(3)	Communities that we have operated continuously since January 1, 2010.

FIVE STAR QUALITY CARE, INC.

OTHER OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	27	23	27	23
Assisted and independent living communities, leased	153	148	153	148
Assisted and independent living communities, managed	10	—	10	—
Total number of assisted and independent living communities	190	171	190	171

Skilled nursing communities, leased	38	38	38	38

Total number of senior living communities	228	209	228	209

Number of senior living units (end of period):
Assisted and independent living communities, owned	2,413	1,979	2,413	1,979
Assisted and independent living communities, leased(3)	17,344	16,748	17,344	16,748
Assisted and independent living communities, managed	824	—	824	—
Total number of assisted and independent living units	20,581	18,727	20,581	18,727

Skilled nursing communities, leased(4)	3,423	3,423	3,423	3,423

Total number of senior living units	24,004	22,150	24,004	22,150

Senior living revenues(5):
Assisted and independent living communities	$209,800	$201,023	$415,835	$400,833
Skilled nursing communities	53,811	54,130	108,834	107,575
Other(6)	2,455	2,153	4,776	4,113
Total senior living revenues	$266,066	$257,306	$529,445	$512,521

Senior living data(5):
Assisted and independent living communities occupancy	85.8%	86.6%	85.9%	86.6%
Assisted and independent living communities ADR	$140.46	$136.18	$140.84	$136.50
Assisted and independent living communities ADR % growth	3.1%		3.2%

Skilled nursing communities occupancy	82.0%	85.1%	82.9%	85.2%
Skilled nursing communities ADR	$210.72	$204.15	$211.88	$203.71
Skilled nursing communities ADR % growth	3.2%		4.0%

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	56.2%	54.8%	55.2%	54.7%

(1)	Excludes data for institutional pharmacy operations and discontinued senior living operations.
(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)

Includes 2,026 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three and six months ended June 30, 2011 and 2010.

(4)	Includes 95 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three and six months ended June 30, 2011 and 2010.
(5)	For owned and leased communities; excludes managed communities.
(6)

Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the presentation of these non-GAAP financial measures may help investors to gain a better understanding of changes in our operating results, and may also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. These non-GAAP financial measures are used by management to evaluate our financial performance and for comparing our performance over time to the performance of our competitors.  This information should not be considered as an alternative to net income or any other financial operating or performance measure established by GAAP.  The reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items is as follows:

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Income from continuing operations	$6,339	$7,989	$11,961	$12,580
Add: interest and other expense	870	813	1,371	1,472
Add: income tax expense	441	560	820	1,053
Add: depreciation and amortization	4,620	3,949	8,931	7,836
Less: interest, dividend and other income	(331)	(637)	(649)	(1,299)
EBITDA	11,939	12,674	22,434	21,642
Add: acquisition related costs	1,202	—	1,304	—
Add: loss on UBS put right related to auction rate securities	—	4,044	—	4,714
Less: gain on sale of investments in available for sale securities	(51)	—	(127)	—
Less: gain on investments in trading securities	—	(4,187)	—	(4,856)
Less: gain on early extinguishment of debt	—	(418)	(1)	(418)
EBITDA excluding certain items	$13,090	$12,113	$23,610	$21,082